Exhibit 99.1

Metals Acquisition Corp. Announces the Separate Trading of its Shares of Class A Ordinary Shares and Redeemable Warrants Commencing September 20, 2021

Fort Worth, September 17, 2021 – Metals Acquisition Corp. (NYSE: MTAL.U) (the “Company”) announced that, commencing September 20, 2021, holders of the units sold in the Company’s initial public offering of 26,514,780 units may elect to separately trade the shares of Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “MTAL.U,” and the shares of Class A ordinary shares and redeemable warrants that are separated will trade on the NYSE under the symbols “MTAL” and “MTAL WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A ordinary shares and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. acted as sole book-running manager. A registration statement relating to the units and the underlying securities became effective on July 28, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone: 1-800-831-9146.

About the Company

The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although the Company’s efforts to identify a prospective business combination opportunity will not be limited to a particular industry, it intends to focus on businesses in the metals and mining sector, including both upstream and downstream businesses, but excluding coal.

Forward-Looking Statements

This press release may include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A ordinary shares and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Metals Acquisition Corp.

Mick McMullen

Chief Executive Officer

+1 (817) 698-9901

investors@metalsacqcorp.com